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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 4, 2003
                                                         ----------------


                                  GENUITY INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                        000-30837               74-2864824
----------------------------     ------------------------    ------------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                       Identification No.)


    225 PRESIDENTIAL WAY, WOBURN, MA                                01801
 ----------------------------------------                          -------
 (Address of Principal Executive Offices)                        (Zip Code)
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       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------


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                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.


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ITEM 2. OTHER EVENTS

On February 4, 2003, Genuity Inc., a Delaware corporation ("Genuity"), announced the completion of the sale of substantially all of the assets and operations of Genuity and certain of its subsidiaries to Level 3 Communications, Inc. ("Level 3") pursuant to the asset purchase agreement dated as of November 27, 2002 (the "Agreement") among Genuity, certain of its subsidiaries, Level 3 and Level 3 Communications, LLC. Genuity received $60 million in cash plus $77 million in cash for prepayments to vendors for network services to be utilized in 2003, subject to further adjustments after the closing of the acquisition under the terms of the Agreement.

After the closing, and as part of the Chapter 11 process, the remaining estate of Genuity (the "Genuity Estate") will continue to finalize its distributions to creditors. Ira Parker, Genuity's former executive vice president and general counsel, has been elected president and CEO of the Genuity Estate.

In connection with the completion of the transaction, Genuity announced that Paul R. Gudonis has stepped down as chairman and CEO of Genuity and will join Level 3 as an executive and president.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)      EXHIBITS.
                 ---------

                  2.1 Asset Purchase Agreement by and among Level 3 Communications, Inc., Level 3 Communications, LLC, Genuity Inc. and the subsidiaries of Genuity Inc. listed on the signature page thereto dated as of November 27, 2002 (incorporated by reference to the Current Report on Form 8-K filed with the SEC by Level 3 Communications, Inc. on December 2, 2002).

                  99.1     Press Release dated February 4, 2003 of Genuity Inc.


                                       2


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GENUITY INC.


                                        By: /s/ IRA PARKER
                                            -----------------------------------
                                            Name:  Ira Parker
                                            Title: President and CEO



Date: February 4, 2003


                                       3


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                                  EXHIBIT INDEX

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EXHIBIT NO.                                   DESCRIPTION OF EXHIBITS                                  PAGE
-----------                                   -----------------------                                  ----

     2.1                Asset Purchase Agreement by and among Level 3 Communications,                   N/A
                        Inc., Level 3 Communications, LLC, Genuity Inc. and the
                        subsidiaries of Genuity Inc. listed on the signature page
                        thereto dated as of November 27, 2002 (incorporated by
                        reference to the Current Report on Form 8-K filed with the SEC by Level 3 Communications, Inc. on December 2, 2002).

     99.1               Press Release dated February 4, 2003 of Genuity Inc.                             5
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